Exhibit 32.2

Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Green Brick Partners, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Jason Corley, Chief Financial Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 30, 2015

By:	/s/ John Jason Corley
Name:	John Jason Corley
Title:	Chief Operating Officer and Interim Chief Financial Officer